Capital	6 Months Ended
Jun. 30, 2024
Text block [abstract]
Capital
Note 15: Capital
Share repurchases – Normal Course Issuer Bid (“NCIB”)
The Company buys back shares (and subsequently cancels them) from time to time as part of its capital strategy. On November 1, 2023, the Company announced that it planned to repurchase up to $1.0 billion of its common shares. In May 2024, the Company completed this plan. Share repurchases are typically executed under a NCIB. Shares were repurchased for the buyback program under a renewed NCIB, which was approved by the TSX and effective on November 1, 2023. Under the renewed NCIB, up to 10 million common shares may be repurchased between November 3, 2023 and November 2, 2024. The Company may repurchase common shares in open market transactions on the TSX, the NYSE and/or other exchanges and alternative trading systems, if eligible, or by such other means as may be permitted by the TSX and/or NYSE or under applicable law, including private agreement purchases or share purchase program agreement purchases if the Company receives, if applicable, an issuer bid exemption order in the future from applicable securities regulatory authorities in Canada for such purchases. The price that the Company will pay for common shares in open market transactions will be the market price at the time of purchase or such other price as may be permitted by the TSX.

Details of share repurchases were as follows:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023

Share repurchases (millions of U.S. dollars)	287	–	639	718

Shares repurchased (number in millions)	1.8	–	4.1	6.0

Share repurchases - average price per share in U.S. dollars	$161.32	–	$156.92	$120.10
Decisions regarding any future repurchases will depend on certain factors, such as market conditions, share price, and other opportunities to invest capital for growth. The Company may elect to suspend or discontinue share repurchases at any time, in accordance with applicable laws. From time to time when the Company does not possess material nonpublic information about itself or its securities, it may enter into a pre-defined
plan with its broker to allow for the repurchase of shares at times when the Company ordinarily would not be active in the market due to its own internal trading blackout periods, insider trading rules or otherwise. Any such plans entered into with the Company’s broker will be adopted in accordance with applicable Canadian securities laws and the requirements of Rule
10b5-1
under the U.S. Securities Exchange Act of 1934, as amended. The Company entered into such a plan with its broker on December 28, 2023. As a result, the Company recorded a $400 million liability in “Other financial liabilities” within current liabilities as of December 31, 2023 with a corresponding amount recorded in equity in the consolidated statement of financial position. This liability was settled through the purchase of shares in 2024.
Dividends
Dividends on common shares are declared in U.S. dollars. In the consolidated statement of cash flow, dividends paid on common shares are shown net of amounts reinvested in the Company under its dividend reinvestment plan.
Details of dividends declared per common share and dividends paid on common shares are as follows:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023

Dividends declared per common share	$0.54	$0.49	$1.08	$0.98
Dividends declared	243	230	487	462

Dividends reinvested	(8)	–	(15)	(8)

Dividends paid	235	230	472	454